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                                                                    EXHIBIT 10.1

                          MEMORY PHARMACEUTICALS CORP.

                      Notice of Director Stock Option Grant
                         Under 2004 Stock Incentive Plan
                         -------------------------------



Notice is hereby given of the following option grant (the "Option") to purchase shares of Common Stock of Memory Pharmaceuticals Corp. (the "Company"):

                  Optionee:
                  --------

                  Grant Date:
                  ----------

                  Vesting Commencement Date:
                  -------------------------

                  Exercise Price:
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                  Number of Option Shares:  20,000 shares of Common Stock
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                  Termination Date:
                  ----------------

                  Type of Option:                    Incentive Stock Option
                  --------------              -----

                                                X    Non-Statutory Stock Option
                                              -----

                  Vesting Schedule: The Option Shares shall initially be unvested. The Optionee shall acquire a vested interest in (i) thirty-three percent (33%) of the Option Shares upon the Optionee's completion of one (1) year of Service (as defined in the Plan) measured from the Vesting Commencement Date and
                  (ii) the balance of the Option Shares in a series of eight (8) successive equal quarterly installments upon the Optionee's completion of each additional quarter of Service over the twenty-four (24) month period measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after the Optionee's cessation of Service.

The Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Memory Pharmaceuticals Corp. 2004 Stock Incentive Plan (the "Plan"). The Optionee further agrees to be bound by the terms of the Option as set forth in this Notice of Grant and in the Stock Option Agreement attached hereto as Exhibit A, as well as the terms of the Plan, which is attached hereto as Exhibit B.

No Employment or Service Contract. Nothing in this Notice of Grant or in the attached Stock Option Agreement or Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the
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Company (or any Parent or Subsidiary retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason, with or without cause.

DATED:              , 20
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                                               MEMORY PHARMACEUTICALS CORP.

                                               By:
                                                     ---------------------------


                                               Title:
                                                     ---------------------------


OPTIONEE

By:
     -----------------------------

Address:
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ATTACHMENTS
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Exhibit A - Stock Option Agreement
Exhibit B - 2004 Stock Incentive Plan